EXHIBIT 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE AND FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K/A for the fiscal year ended December 31, 2007 (the “Report”) of Patient Safety Technologies, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, William B. Horne, as the Chief Executive and Financial Officer of the Registrant, pursuant to 18 U.S.C. § 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify, to the best of my knowledge, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: April 21, 2008	By:	/s/ William B. Horne
William B. Horne
Chief Executive and Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.